SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: February 25, 1999
                        (Date of earliest event reported)



                              Aeroflex Incorporated
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             (Exact name of registrant as specified in its charter)


    Delaware                        1-8037                       11-1974412
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                 Identification
 incorporation                                                    Number)



35 South Service Road, Plainview, New York                          11803
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 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number
including area code                                            (516) 694-6700
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          (Former name or former address, if changed since last report)

ITEM 2.   Acquisition or Disposition of Assets

     1. (a) On February 25, 1999, the Registrant acquired all of the outstanding stock of UTMC Microelectronic Systems, Inc., a Delaware Corporation ("UTMC") (a wholly-owned subsidiary of the Hamilton Standard Division of United Technologies Corporation ("UTC")) with its principal office located in Colorado Springs, Colorado. Prior to the acquisition, UTMC distributed by dividend to UTC the assets and UTC assumed the liabilities of the circuit card assembly ("CCA") portion of UTMC's business. UTMC, at acquisition, consisted of only the integrated circuit business. The Registrant paid $42,500,000 in cash. The
Registrant used available cash of $22,500,000 and borrowings under its new Revolving Credit and Term Loan Agreement with Fleet Bank, N.A. and The Chase Manhattan Bank of $20,000,000.

               In connection with the acquisition, UTMC and UTC entered into a five-year Supply Agreement ("the Long Term Agreement") for the manufacture by UTMC of certain products for sale to UTC. The Long Term Agreement includes minimum purchases by UTC during the first two years of the Agreement. UTMC and UTC also entered into a Facilities Lease and Services Agreement under which Hamilton Standard Electronics, Inc. ("HSE"), a wholly-owned subsidiary of UTC, will continue to operate the CCA business in the UTMC facilities and receive certain services from UTMC, including operations, quality, accounting, human resources, general administrative and information services for a two-year period, which may be extended for an additional year. Further, UTMC and UTC entered into an Assignment and License-Back Agreement pursuant to which UTC transferred to UTMC certain intellectual property owned by UTC which was used or useful to UTMC in its integrated circuit business.

          (b) UTMC's owned facility was used by it in the design, development and manufacture of integrated circuits, and the Registrant intends to continue such operations in the same location.

ITEM 5.   Other Events
          ------------
     1. (a) Effective on February 25, 1999 the Registrant and its subsidiaries ("the Co-Borrowers") entered into the Fourth Amended and Restated Loan and Security Agreement ("the Agreement") with Fleet Bank, N.A. and The Chase Manhattan Bank ("the Banks"). The Agreement provides for revolving credit loans up to $23,000,000, expiring on December 31, 2002, term loans of $20,000,000 requiring repayments of $2,500,000 on June 30, 1999 and quarterly payments of $1,250,000 beginning September 30, 1999 with final payment due on December 31, 2002 and mortgage loans of $4,484,000. The revolving credit and term loans were made for the purpose of acquiring UTMC and for general corporate purposes, including working capital, capital expenditures and facilities expansion and may be used for potential acquisitions. The Co-Borrowers have pledged substantially all of their assets to the Banks under the Agreement.

ITEM 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------
          (a) Financial Statements of Business Acquired. Since it is impractical to provide the required financial statements at this time, the Company will file the required financial statements on Form 8-K/A as soon as practicable, but not later than sixty days after the required filing date of this report.

          (b) Pro Forma Financial Information. Any required pro forma financial information also will be filed on Form 8-K/A within sixty days after the required filing date of this report.

          (c)  Exhibits.

     2.1. Common Stock Purchase Agreement made as of February 25, 1999 between the Registrant and UTC acting through its Hamilton Standard Division as the owner of all of the issued and outstanding capital stock of UTMC.

     10.2.  Long Term  Agreement  made as of February  25, 1999  between UTC and
UTMC.

     10.3. Facilities Lease and Services Agreement made as of February 25, 1999 between UTMC, UTC and HSE.

     10.4. Assignment and License-Back Agreement made as of February 25, 1999 between UTMC and UTC.

     10.5. Fourth Amended and Restated Loan and Security Agreement, dated as of February 25, 1999 among Aeroflex Incorporated and its subsidiaries and Fleet Bank, N.A. and The Chase Manhattan Bank.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Aeroflex Incorporated


                              By: /s/ Michael Gorin
                                  ----------------------------------------
                                      Michael Gorin
                                      President and Chief Financial Officer


Date:    February 25, 1999